SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


[X] Filed by the Registrant :
[ ] Filed by party other than the Registrant 9


[ ] Preliminary Proxy Statement
                                      [X]       Confidential,  For  Use  of  the
                                                Commission Only (as permitted by
                                                Rule 14a-6 (e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12




                                PTI Holding Inc.



Payment of Filing Fee (Check appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                PTI Holding Inc.
                              15 East North Street
                                 Dover, DE 19901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2000

                               To the Stockholders
                               of PTI Holding Inc.

         NOTICE IS HEREBY GIVEN that the 1998 and 1999 Annual Meeting of Stockholders of PTI Holding Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on May 15, 2000, at the offices of Protective Technologies International Inc., One Executive Boulevard, Yonkers, NY 10701 for the following purposes:

         1. To elect three members of the Company's Board of Directors, two of whom shall each be elected to serve for a three-year term and one of whom shall be elected to serve for a two-year term;

         2. To ratify the reappointment of Arthur Andersen LLP as the Company=s independent certified public accountants for the fiscal year ending December 31, 2000; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 10, 2000 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Protective Technologies International Inc.,One Executive Boulevard, Yonkers, NY 10701 and at the offices of the Company=s counsel Akabas & Cohen at 488 Madison Avenue, 11th Floor, New York, NY 10022 during the ten-day period preceding the Annual Meeting.

                                By order of the Board of Directors,

                                Warren Schaeffer
                                Secretary
Dover, Delaware
April 14, 2000


--------------------------------------------------------------------------------
     THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                PTI Holding Inc.
                              15 East North Street
                                 Dover, DE 19901

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2000


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PTI Holding Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), for use at the 1998 and 1999 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. local time, on May 15, 2000, at the offices of Protective Technologies International Inc.,One Executive Boulevard, Yonkers, NY 10701 or at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is April 14, 2000. Stockholders should review the information provided herein in conjunction with the Company's 1999 Annual Report to Stockholders for the fiscal year ended December 31, 1999, which accompanies this Proxy Statement.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (1) giving written notice of such revocation to the Company Secretary, PTI Holding Inc., c/o Protective Technologies International Inc., One Executive Boulevard, Yonkers, NY 10701; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the meeting and voting in person. If a stockholder=s shares are held by a broker in the broker=s name, and such stockholder desires to vote in person at the meeting, such stockholder must obtain a proxy from the broker and bring it to the meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be born by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has also engaged the services of Corporate Stock Transfer, Inc. to assist in the tabulation of proxies.


                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. To elect three members of the Company's Board of Directors, two of whom shall each be elected to serve for a three-year term, and one of whom shall be elected to serve for a two-year term;

         2 To ratify the reappointment of Arthur Andersen LLP as the Company=s independent certified public accountants for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the three nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 10, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, 4,956,351 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposal to ratify and approve the reappointment of Arthur Andersen LLP as independent certified public accountants. Abstentions and broker non-votes (hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the directors of the Company owned in the aggregate 727,178 shares of Common Stock constituting approximately 14.6% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting. See "Security Ownership of Certain Beneficial Owners," and "Election of Directors -- Certain Transactions."

Security Ownership of Certain Beneficial Owners and Management.


         The following table sets forth, as of March 1, 2000, to the extent known to the Company, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of            Amount and Nature of
Beneficial Owner               Beneficial Ownership           Percent of Class

Martin P. Birrittella
One Executive Boulevard
Yonkers, NY 10701                552,698 (1)                        11.3%

Meredith W. Birrittella
One Executive Boulevard
Yonkers, NY 10701                900,198 (2)                        18.1%

Nikolai Nachamkin
One Executive Boulevard
Yonkers, NY 10701                2,500 (3)                           .1%

Robert Fuhrman
One Executive Boulevard
Yonkers, NY 10701                7,500 (4)                           .1%

Gary Kocher
One Executive Boulevard
Yonkers, NY 10701                7,500 (4)                           .1%

Thomas Coleman
One Executive Boulevard
Yonkers, NY 10701              451,125 (5)                          9.2%

Warren Schaeffer
One Executive Boulevard
Yonkers, NY 10701              207,000 (6)                          4.3%

Anthony Costanzo
One Executive Boulevard
Yonkers, NY 10701               62,000 (7)                           .5%
All directors and
officers as a group
(six persons)                1,186,698 (2)(3)(4)(6)(7)             22.4%



         (1) Includes 25,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share, and 88,320 shares of the Company's Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.

         (2) Includes 88,320 shares of the Company=s Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.

         (3) Includes 2,500 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $1.50.

         (4) Includes 7,500 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $1.50.

         (5) Includes 50,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share, and 58,880 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $4.50 per share.

         (6) Includes 75,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share. Includes 2,000 shares of the Company=s Common Stock which are issuable in respect of stock options, at an exercise price of $5.375 per share.

         (7) Includes 10,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $2.25 per share. Includes 5,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $5.375 per share. Includes 8,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $8.00 per share. Includes 8,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $8.50 per share. Includes 31,000 shares of the Company=s Common Stock which are issuable in respect of stock options at an exercise price of $2.625 per share.

                                     ITEM I.

                              ELECTION OF DIRECTORS

Nominees

         The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than three nor more than seven. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The Board of Directors has nominated Warren Schaeffer, Robert Fuhrman, and Gary J. Kocher for election as directors, and proxies will be voted for such persons absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as the Board of Directors may designate unless the particular grantor of the proxy directs otherwise.

         Certain information concerning the nominees for election as directors is as follows:


     Warren Schaeffer. Mr. Schaeffer, age 42, co-founded Foam-O-Rama, Inc., which the Company acquired in March, 1994. Since the acquisition, he has served as the President of Protective Technologies International Inc., and in October, 1996, was elected as a director of the Company. As of December, 1996, Mr. Schaeffer became the Secretary of the Company. Prior to his employment by the Protective Technologies International, Inc., Mr. Schaeffer was the President and Director of Foam-O-Rama.

     Robert Fuhrman. Mr. Fuhrman, age 71, has been Chairman of Fuhrman Associates, Inc. since 1972, serving as a managing and marketing consultant for a wide variety of consumer product companies. During this period, he has also served from time to time as an executive of client companies, including positions as President (CEO) of Eggland=s Best, Inc., Marketing Vice President of Beech-Nut Nutrition Inc. (Baby Food) and Senior Vice president of ATotes.@

     Gary J. Kocher. Mr. Kocher, age 36, became a director of the Company in 1997. Mr. Kocher is a partner in the law firm of Preston, Gates & Ellis, LLP. Mr. Kocher=s practice includes a broad range of corporate finance and security-related transactions with an emphasis on public and private offerings of debt and equity and cross-border transactions.




Term and Classification of Board of Directors

          If elected, the nominee for director designated as Class A director will serve a term of two years; the nominees for director designated as Class B directors will serve terms of three years; and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Mr. Robert Fuhrman will be a Class A director, Mr. Warren Schaeffer and Mr. Gary J. Kocher will be Class B directors.


Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 1999, the Company's Board of Directors met once, and acted two times by a unanimous written consent in lieu of a meeting.

     The only two Committees of the board of Directors are the Option Committee and the Audit Committee, both composed of Mr. Fuhrman and Mr. Nikolai Nachamkin. The Company has no executive, nominating, compensation or other committees. The Option Committee acted three times by a unanimous written consent in lieu of a meeting.

 Executive Officers

         The executive officers of the Company are as follows:

                                                                                                          Executive
                                                                                                          Officer or
                                                                                                          Director
Name                                        Age               Position                                    Since
-----                                     -------           -------------                                -----------

Meredith W. Birrittella                     33               Chairman, Director and                       3/21/90
                                                             Chief Executive officer

Anthony Costanzo                            30               Chief Financial Officer                      10/1/97

Warren Schaeffer                            42               Director, Secretary and President             3/1/94
                                                             Protective Technologies International
                                                             Inc.

Timothy Drumhiller                          36               President, Flents Products Co.,  Inc.        4/14/99


         For further  information  about the executive  officers of the Company, see "--Nominees" above.

Executive Compensation




                                              Summary Compensation Table
                                             ----------------------------

                                                                                   Securities
Name and                                                                           Underlying        (1)Other Annual
Principal Position                Year            Salary           Bonus            Options           Compensation
-------------------            ----------       ------------    -----------     --------------      ----------------

Meredith W. Birritella            1999            $ 387,308         $ 0                0                     $ 2,928
Chief Executive Officer           1998            $ 226,923         $ 0                0                     $ 2,580
                                  1997            $ 161,539         $ 0              25,000                  $ 2,580



Warren Schaeffer                  1999            $ 380,769         $ 0                0                     $ 2,928
Secretary, and President          1998            $ 216,923         $ 0                0                     $ 2,580
of Operating Subsidiary           1997            $ 161,539         $ 0              25,000                  $ 2,580


Anthony Costanzo                  1999            $ 141,000      $40,000             31,000                  $ 2,928
Chief Financial Officer           1998            $ 106,174      $50,000              8,000                  $ 2,580
                                  1997             $ 73,154      $15,000              8,000                  $ 2,580

Timothy Drumhiller
President
Flents Product Co., Inc.          1999            $ 114,371         $ 0                0                     $  1500

         ( 1) Consists of dental and health insurance premiums and retirement plan contributions.

         Inside directors of the company receive no compensation for serving as a director; however, the Company=s outside directors will receive compensation in the amount of $7,500 per annum. In addition, on the anniversary of each outside director=s appointment to the Board of Directors, the Company will grant 2,500 options to purchase the Company=s common stock to each of such directors at exercise prices equal to the closing market price of the Company=s common stock on such date.

         The Board of Directors is classified into three classes. Directors in each class are elected for a period of three years at the Company's annual meeting of stockholders, and each serves until his or her successor is duly elected by the shareholders. Currently, Gary Kocher is serving a term that expired in 1999, Warren Schaeffer and Robert Fuhrman are serving terms that expire in 2000, and Meredith Birrittella is serving a term that expires in 2001. Nikolai Nachamkin is serving a term that expires in 2001.

     Officers are elected by and serve at the will of the Board of Directors. No inside director receives any compensation for services as a director. The only two committees of the Board of Directors are the Option Committee and the Audit Committee, both consisting of Mr. Fuhrman and Mr. Nikolai Nachamkin. The Company has no executive, nominating, compensation or other committees.


                        Option Grants In Last Fiscal Year

                                                                                    Percent of
Name and Principal              Number of Securities           Total Grants         Exercise        Expiration
Position                        Underlying Options             To Employees(1)      Price             Date
Anthony Costanzo
Chief Financial Officer         31,000                         75.6%                $2.625           7/5/04


         (1) Does not include options granted to consultants or directors of the Company.



Employment Agreements

         Flents Products Co. Inc., a 60% owned subsidiary of the Company (the ASubsidiary@), entered into an employment agreement (the AAgreement@) on April 14, 1999 with Timothy Drumhiller (the AEmployee@). The Agreement provides for a term of five years. The Agreement provides for compensation at an annual rate of $165,000 per year. On the first anniversary of the Agreement and on each subsequent anniversary, the annual rate of salary shall be increased by 5% of the amount of the previous annual rate. The Agreement also entitles the Employee to a bonus based on the Subsidiary=s increase in earnings before interest, taxes, depreciation and amortization. Additionally, the Agreement grants the Employee an option to purchase an aggregate of 2.0408 shares of common stock of the Subsidiary. The exercise price shall be the value of the Subsidiary on April 14, 1999 multiplied by 2.0408%. The option vests on the fifth anniversary of the Agreement and expires nine months after vesting.


Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.


FIVE YEAR SHAREHOLDER RETURN COMPARISON

                                PERFORMANCE GRAPH

         The graph on the following page sets forth for the five-year period ended December 31, 1999, the cumulative total shareholder return to the Company's shareholders, as well as the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Companies in Leisure Time Products Index. The performance graph assumes that $100 was invested at the market close on December 31, 1994. The data for the graph was furnished by Standard & Poor's Compustat Custom Business Unit, a division of The McGraw-Hill Companies.


                          TOTAL RETURN TO SHAREHOLDERS
                                 INDEXED RETURNS
                                Years Ending 1999

                                                 Base Period
COMPANY / INDEX            DEC94   DEC95   DEC96     DEC97   DEC98    DEC99

PTI HOLDING INC.           100    185.71   323.81   321.41  138.10     48.80
LEISURE TIME PRODUCTS      100    137.58   169.17   225.60  290.08    351.12
S&P 500 INDEX              100    137.07   165.24   217.40  168.93    116.58

[OBJECT OMITTED]


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish to the Company copies of all forms that they file under Section 16(a).

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1999, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons except as set forth below.

Beneficial Reporting Compliance

         The following persons, each of whom was, at some time during the Company's 1999 fiscal year, a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during such year or prior years:


         Name of                            Number of                  Number of Transactions
         Reporting Person                   Late Reports               Not Filed on Timely Basis
         Myles Birrittella                    1                                    1

         Robert Fuhrman                       1                                    1

         Warren Schaeffer                     1                                    1

         Martin Birrittella                   2                                    3

         Anthony Costanzo                     1                                    1

         Thomas Coleman                       2                                    8

         Gary J. Kocher                       1                                    1



Certain Relationships and Related Transactions.


         In September 1994, the shareholders of the Company approved a stock option plan, which provided that Mr. Coleman and Mr. Meredith Birrittella would receive options to purchase 25,000 shares of Common Stock of the Company at $4.00 per share for each year of service as an executive officer of the Company from 1994 through and including 1999. However, in May 1995 both Mr. Coleman, then a director and executive officer of the Company, and Mr. Birrittella waived all rights to receive these options. In consideration for such waiver, the Company granted to Mr. Coleman options (such options not pursuant to the Plan) to purchase 50,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), 25,000 of which options vested on May 1, 1995, and 25,000 of which vested on March 31, 1996. In consideration for Mr. Meredith Birrittella's waiver, the Company granted to him options (pursuant to the Plan) to purchase 100,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), of which 25,000 vested on May 1, 1995, 25,000 vested on March 31, 1996, 25,000 vested on March 31, 1997, and the remaining 25,000 vested on March 31, 1998. During 1998 Mr. Meredith W. Birrittella exercised 100,000 stock options at $1.25 per share.

     In June of 1999, Mr. Myles Birrittella resigned from the Board of Directors, and Mr. Nikolai Nachamkin was elected by the Board of Directors to complete Mr. Birrittella=s unexpired term. Mr. Meredith W. Birrittella and Mr. Myles Birrittella are brothers.

     At December 31, 1999, Mr. Meredith Birrittella and Mr. Warren Schaeffer each owed the Company approximately $418,000. These loans bear interest at 6% per annum. Repayment of these loans is made quarterly based on a fixed payment schedule.

         For the year ended December 31, 1999, the Company recognized interest income of approximately $56,000 from loans to Officers/Directors.

                                     ITEM II


         PROPOSAL TO RATIFY THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Arthur Andersen LLP to serve as independent certified public accountants for the Company for the fiscal year ending December 31, 2000. The firm of Arthur Andersen LLP, independent certified public accountants, has been the Company's auditors since September 1997. Although the Board of Directors is not required to submit its selection of auditors for ratification at the Meeting, such selection is being submitted to ascertain the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. The Board also reserves the right to make any change in auditors at any time that it deems advisable or necessary. One or more representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given an opportunity to make a statement and are expected to be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.



                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.



                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a stockholder intending to submit a proposal to be presented at the 2000 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before January 10, 2001.



                             ADDITIONAL INFORMATION

         A copy of the Company=s Annual Report to Shareholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 1999 with the Securities and Exchange Commission. Shareholders may obtain, free of charge, a copy of the Form 10-K ( without exhibits) by writing to Anthony Costanzo, Chief Financial Officer, c/o Protective Technologies International Inc., One Executive Boulevard, Yonkers, NY 10701.


                                        By order of the Board of Directors



                                        Warren Schaeffer
                                        Secretary

                     [THIS IS THE BACK PAGE OF THE BOOKLET]


                        [THIS PAGE SHOULD BE LEFT BLANK]

                                PTI Holding INC.

                           ANNUAL MEETING MAY 15, 2000
                             Nominees for Director:

                                Warren Schaeffer
                                 Robert Fuhrman
                                 Gary J. Kocher


PROXY VOTING INSTRUCTIONS Please mark choices in blue or black ink.

The Board of Directors unanimously recommends a vote FOR the nominees and FOR proposals (2) and (3).

                                                        FOR                                               WITHHOLD
1.  Election of Directors.  (see list above)


                                                                                                         FOR ALL EXCEPT
    To withhold authority for an individual nominee,
    check this space and write the nominee=s
    name in the following space:





                                                        FOR                     AGAINST                     ABSTAIN
2.  Proposal to ratify the reappointment of Arthur
     Andersen LLP as the Company's  independent certified public accountants for the fiscal year ending December 31, 2000.

                                                        FOR                     AGAINST                     ABSTAIN
3. To transact such other business as may properly come
     before the Annual Meeting and any adjournments or
     postponements thereof.

Your shares will be voted as directed herein. If signed and no direction is given for any item, it will be voted as recommended above.

Please return your executed form as soon as possible to Corporate Stock Check this space only if you wish Transfer, Republic Plaza, 370 17th St., Suite 2350, Denver, CO 80202-4614 to attend and vote at the meeting.





If securities are jointly owned, each should sign.




Signature                                   Date


Signature of Joint Owner                             Date





YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS HELP TO AVOID THE EXPENSES ASSOCIATED WITH SUCH ADDITIONAL MAILINGS.

                                   [PG NUMBER]